ADVISORSHARES TRUST

Active Bear ETF

NYSE Arca Ticker: HDGE

Supplement dated July 16, 2012

to the currently effective Statutory Prospectus

for the Fund listed above

dated October 28, 2011

This Supplement provides new and additional information beyond that contained in the currently effective Statutory Prospectus (the “Prospectus”) for the Active Bear ETF (the
“Fund”) and should be read in conjunction with the Prospectus.

Effective immediately, the Fund generally will target a composition of 20 to 75 equity short positions, with no change in the aggregate portfolio size. Accordingly, the Fund’s Prospectus is amended as follows:

The following replaces the first sentence of the second paragraph under the heading “Portfolio Construction” on page 7 of the Prospectus:

The Fund generally targets composition of 20 to 75 equity short positions; with an average individual position size which generally ranges between two percent (2%) and seven percent (7%) of the aggregate portfolio exposure.

The following replaces the first item under the “Portfolio Level” section under the heading “Risk Management” on page 8 of the Prospectus:

•	Portfolio holdings: 20-75

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.